UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2009

PACIFICHEALTH LABORATORIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23495	22-3367588
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

100 Matawan Road, Suite 420 Matawan, NJ	07747-3913
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 739-2900

N/A
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01               Regulation FD Disclosure.

Pacifichealth Laboratories, Inc. held its Annual Meeting of Stockholders on June 10, 2009.  At the meeting, Jason Ash, the Company’s CEO reported on the Company’s business and activities.  A copy of the slides presented by Mr. Ash during his report is attached hereto as Exhibit 99.1.

The slides attached to this report as Exhibit 99.1 are furnished pursuant to this Item 7.01 and shall not be deemed filed in this or any other filing of the Company under the Securities Exchange Act of 1934, as amended, unless expressly incorporated by specific reference in any such filing.

Item 9.01.               Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description

99.1	Annual Meeting Presentation Slides.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICHEALTH LABORATORIES, INC.

Dated: June 11, 2009	By:	/s/ Stephen P. Kuchen
Stephen P. Kuchen
Chief Financial Officer